SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)


                             WORLD ENVIROTECH, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
-----------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


7293 S. Sherman Street, Littleton, CO             80122
-----------------------------------------      ------------
(Old address of principal executive offices)   (Postal Code)


             #830-789 W. Pender St., Vancouver, B.C. Canada V6C 1H2
                ------------------------------------------------
                                 (New address)


        Registrant's telephone number, including area code: (604) 632-9638
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events and Regulation FD Disclosure.

        None

Item 6. RESIGNATION AND APPONTMENT OF NEW DIRECTORS

        None

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None


Item 8. CHANGE IN FISCAL YEAR

     The Company has changed its fiscal year end to December 31. A transitional 10KSB will be filed which will include financial statements through December 31, 2001 and which will include the month December 1 to December 31, 2001.


Item 9. REGULATION FD DISCLOSURE

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLD ENVIROTECH, INC.
                                                  (Registrant)



Date:  February 5, 2002                     -----------------------------------
                                              Ernest Cheung, President